Events after the balance sheet date	12 Months Ended
Dec. 31, 2023
Disclosure of non-adjusting events after reporting period [abstract]
Events after the balance sheet date	39 Events after the balance sheet date
On 1 February 2024 the Federal Court of Australia dismissed the proceeding filed by Rusal entities in 2022 over access to alumina supply from the
QAL refinery, following the imposition of the Australian sanctions against Russia, and QAL’s actions to invoke step-in rights. The Court upheld that the Australian sanctions restrict Rio Tinto from supplying bauxite to Rusal entities and restrict QAL from processing bauxite for Rusal entities and supplying it with alumina. The Rusal entities can file an appeal of the decision by 29 February 2024.
On 15 January 2024 we announced that Dampier Salt had entered into a sales agreement for the Lake MacLeod salt and gypsum operation in
Carnavon, Western Australia, with privately-owned salt company Leichhardt Industrials Group for A$375 million (US$251 million).